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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 2, 2001
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)



              Delaware                               1-8606                                23-2259884
    (State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)

   1095 Avenue of the Americas,
   New York, New York                                                                        10036
   (Address of principal executive offices)                                                 (Zip Code)


       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

Attached as an exhibit are slides posted by Verizon Communications Inc. on its website on August 2, 2001, containing adjusted base year information about the Company's revised 2001 earnings guidance. The slides present 2000 financial results assuming that the Verizon Wireless joint venture had been formed on January 1, 2000 and the impact of overlap wireless properties had been excluded. The Company's website is www.verizon.com.


Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Slides posted by Verizon Communications Inc. on its website on August 2, 2001 containing adjusted base year information in relation to the Company's revised 2001 earnings guidance.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           Verizon Communications Inc.
                                       ----------------------------------------
                                                 (Registrant)


Date:      August 2, 2001                    /s/ Lawrence R. Whitman
     ------------------------------    ----------------------------------------
                                       Lawrence R. Whitman
                                       Senior Vice President and Controller



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                                  EXHIBIT INDEX


Exhibit
Number    Description
-------   ---------------
99.1      Slides posted by Verizon Communications Inc. on its website on August
          2, 2001 containing adjusted base year information in relation to the
          Company's revised 2001 earnings guidance.